Exhibit 4.49

PURCHASE AGREEMENT NUMBER PA-03807

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 737 MAX Aircraft

SA-3

BOEING PROPRIETARY

Supplemental Agreement No. 3

to

Purchase Agreement No. PA-03807

between

The Boeing Company

and

Xiamen Airlines

Relating to Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT (Supplemental Agreement) is entered into by and between The Boeing Company (Boeing) and Xiamen Airlines (Customer);

Customer and Boeing entered into Purchase Agreement No. PA-03807 dated December 17, 2015, as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737 MAX aircraft (the Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Customer have agreed to add twenty (20) Model 737-8 and ten (10) 737-10 aircraft to the Purchase Agreement.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1. The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and is replaced by the new Table of Contents attached as Exhibit 1 to this Supplemental Agreement;

2. The Articles are deleted and new Articles are provided to reflect the addition of Model 737-10 aircraft and are attached as Exhibit 2 to this Supplemental Agreement;

3. Table 1B entitled “Aircraft Information Table – 2015$” and Table 1C entitled “Aircraft Information Table – 737-10” are hereby added and attached as Exhibits 3 and 4 to this Supplemental Agreement;

4. Exhibit A2, entitled “Aircraft Configuration – 737-8 2015$,” is hereby added attached as Exhibit 5 to this Supplemental Agreement;

5. Exhibit A3, entitled “Aircraft Configuration – 737-10 Aircraft,” is hereby added, attached as Exhibit 6 to this Supplemental Agreement;

6. Exhibit B, entitled “Aircraft Delivery Requirements and Responsibilities,” is hereby revised to change 737-8 to 737-MAX and is attached as Exhibit 7 to this Supplemental Agreement;

P.A. No. PA-03807		SA-3

BOEING PROPRIETARY

7. Exhibits AE1, EE1 and SLP1 are hereby revised to incorporate the new model aircraft being added by this Supplemental Agreement and are attached as Exhibits 8, 9 and 10 to this Supplemental Agreement;

8. Exhibits BFE2 and BFE3 are hereby added to reflect the BFE dates for Table 1B 737-8 and 1C 737-10 Aircraft respectively. Exhibits BFE2 and BFE3 are attached as Exhibits 11 and 12 to this Supplemental Agreement;

9. Exhibit CS2 is hereby added for the Table 1C 737-10 model Aircraft and is attached as Exhibit 13 to this Supplemental Agreement;

10. Letter Agreement LA-1301950, entitled “AGTA Matters for 737-7, 737-8, 737-9 and 737-10 Aircraft” is deleted and replaced by Letter Agreement LA-1301950R1 attached as Exhibit 14 to this Supplemental Agreement.

11. Letter Agreement LA-1704707, entitled “Performance Guarantees – Table 1B 737-8 Aircraft” is hereby added and attached as Exhibit 15 to this Supplemental Agreement;

12. Letter Agreement LA-1704708, entitled “Performance Guarantee Remedies Table 1B 737-8 Aircraft” is hereby added and attached as Exhibit 16 to this Supplemental Agreement;

13. Letter Agreement LA-1704709, entitled “Performance Guarantees – Table 1C 737-10 Aircraft” is hereby added and attached as Exhibit 17 to this Supplemental Agreement;

14. Letter Agreement LA-1704710, entitled “Performance Guarantee Remedies – Table 1C 737-10 Aircraft” is hereby added and attached as Exhibit 18 to this Supplemental Agreement

15. Letter Agreement LA-1704711, entitled “Special Escalation Program – Table 1B 737-8 and 1C 737-10 Aircraft” is hereby added and attached as Exhibit 19 to this Supplemental Agreement;

16. Letter Agreement LA-1704712, entitled “Special Matters – Table 1B 737-8 and 1C 737-10 Aircraft” is hereby added and attached as Exhibit 20 to this Supplemental Agreement;

17. Letter Agreement LA-1704713, entitled “Open Configuration Matters—Table 1C 737-10 Model Aircraft” is hereby added and attached as Exhibit 21 to this Supplemental Agreement;

18. Letter Agreement LA-1705506, entitled “Aircraft Model Substitution – Table 1B 737-8 Aircraft” is hereby added and attached as Exhibit 22 to this Supplemental Agreement;

P.A. No. PA-03807		SA-3

BOEING PROPRIETARY

19. Letter Agreement LA-1705511, entitled “Liquidated Damages Non-Excusable Delay – Table 1B 737-8 and Table 1C 737-10 Aircraft” is hereby added and attached as Exhibit 23 to this Supplemental Agreement;

20. Letter Agreement LA-1705512, entitled “Promotional Support – Table 1C 737-

10 Aircraft” is hereby added and attached as Exhibit 24 to this Supplemental Agreement;

21. Letter Agreement LA-1705513, entitled “Aircraft Model Substitution – Table 1C Model 737-10 Aircraft” is hereby added and attached as Exhibit 25 to this Supplemental Agreement;

22. Letter Agreement LA-1705514, entitled “Delivery Fuel Mileage Verification—Table 1C 737-10 Aircraft” is hereby added and attached as Exhibit 26 to this Supplemental Agreement;

23. Letter Agreement LA-1705515, entitled “Government Approval Matters – Table 1B and 1C Aircraft” is hereby added and attached as Exhibit 27 to this Supplemental Agreement;

24. Letter Agreement LA-1705516, entitled “Payment Matters – Table 1B 737-8 and 1C 737-10 Aircraft” is hereby added and attached as Exhibit 28 to this Supplemental Agreement;

25. Letter Agreement LA-1705517, entitled “Purchase Right Aircraft” is hereby added and attached as Exhibit 29 to this Supplemental Agreement;

27. Letter Agreement LA-1705518, entitled “Miscellaneous Matters – Table 1B and 1C Aircraft” is hereby added and attached as Exhibit 30 to this Supplemental Agreement;

28. Letter Agreement LA-1707602, entitled “Promotional Support – Table 1B Aircraft” is hereby added and attached as Exhibit 31 to this Supplemental Agreement

29. Miscellaneous.

29.1 The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

29.2 This Supplemental Agreement will become effective upon execution and receipt by both Parties.

P.A. No. PA-03807		SA-3

BOEING PROPRIETARY

EXECUTED as of , 20 .

XIAMEN AIRLINES	THE BOEING COMPANY

By:	By:

Name:	Name:

Title:	Title:	Attorney-in-fact

P.A. No. PA-03807		SA-3

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model and Description	SA-3

Article 2.	Delivery Schedule	SA-3

Article 3.	Price	SA-3

Article 4.	Payment	SA-3

Article 5.	Additional Terms	SA-3

TABLE

1A.	Aircraft Information Table – 2012$	SA-2

1B.	Aircraft Information Table – 2015$	SA-3

1C	Aircraft Information Table – 737-10	SA-3

EXHIBIT

A-1.	Aircraft Configuration—737-8 2012$	SA-2

A-2	Aircraft Configuration – 737-8 2015$	SA-3

A-3	Aircraft Configuration – 737-10	SA-3

B.	Aircraft Delivery Requirements and Responsibilities	SA-3

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-3

BFE1.	BFE Variables Table 1A Aircraft

BFE2.	BFE Variables Table 1B Aircraft	SA-3

BFE3.	BFE Variables Table 1C Aircraft	SA-3

CS1.	Customer Support Variables

CS2	Customer Support Variables – Table 1C 737-10	SA-3

EE1.	Engine Escalation, Engine Warranty and Patent Indemnity	SA-3

SLP1.	Service Life Policy Components	SA-3

XIA-PA-03807		SA-3

BOEING PROPRIETARY

LETTER AGREEMENTS

XIA-PA-03807-LA-1301950R1	AGTA Matters for 737-7, 737-8, 737-9 and 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1301951R1	Open Matters	SA-2

XIA-PA-03807-LA-1301952	Boeing BFE Purchase

XIA-PA-03807-LA-1301953	Government Approval Matters

XIA-PA-03807-LA-1301954	Liquidated Damages Non-Excusable Delay

XIA-PA-03807-LA-1301955	Loading of Customer Software

~~XIA-PA-03807-LA-1301956~~	~~Volume Agreement~~	SA-1

XIA-PA-03807-LA-1301957	Promotional Support

XIA-PA-03807-LA-1301958	Seller Purchased Equipment

XIA-PA-03807-LA-1301959	Spare Parts Initial Provisioning

XIA-PA-03807-LA-1301960R1	Special Matters	SA-1

XIA-PA-03807-LA-1301961	Payment Matters

XIA-PA-03807-LA-1301962	Performance Guarantees

XIA-PA-03807-LA-1301963	Performance Guarantee Remedies

XIA-PA-03807-LA-1301964	Delivery Flight Fuel Mileage Verification

XIA-PA-03807-LA-1301965	Aircraft Model Substitution

XIA-PA-03807-LA-1301966	Clarifications and Understandings

XIA-PA-03807-LA-1301967	Purchase Rights

XIA-PA-03807-LA-1301968R1	Special Escalation Program	SA-1

XIA-PA-03807-LA-1301969	Training and Services Matters

XIA-PA-03807-LA-1704707	Performance Guarantees – Table 1B 737-8 Aircraft	SA-3

XIA-PA-03807-LA-1704708	Performance Guarantee Remedies—Table 1B 737-8 Aircraft	SA-3

XIA-PA-03807-LA-1704709	Performance Guarantees – Table 1C 737- 10 Aircraft	SA-3

XIA-PA-03807-LA-1704710	Performance Guarantee Remedies – Table 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1704711	Special Escalation Program – Table 1B 737-8 and 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1704712	Special Matters – Table 1B 737-8 and 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1704713	Open Configuration Matters – Table 1C 737-10 Model Aircraft	SA-3

XIA-PA-03807		SA-3

BOEING PROPRIETARY

XIA-PA-03807-LA-1705506	Aircraft Model Substitution—Table 1B 737- 8 Aircraft	SA-3

XIA-PA-03807-LA-1705511	Liquidated Damages Non-Excusable Delay – Table 1B 737-8 and Table 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1705512	Promotional Support – Table 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1705513	Aircraft Model Substitution – Table 1C 737- 10 Aircraft	SA-3

XIA-PA-03807-LA-1705514	Delivery Fuel Mileage Verification – Table 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1705515	Government Approval Matters – Table 1B and 1C Aircraft	SA-3

XIA-PA-03807-LA-1705516	Payment Matters – Table 1B 737-8 and 1C 737-10 Aircraft	SA-3

XIA-PA-03807-LA-1705517	Purchase Right Aircraft	SA-3

XIA-PA-03807-LA-1705518	Miscellaneous Matters – Table 1B and 1C Aircraft	SA-3

XIA-PA-03807-LA-1707602	Promotional Support – Table 1B Aircraft	SA-3

XIA-PA-03807		SA-3

BOEING PROPRIETARY

Purchase Agreement No. PA-03807

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

This Purchase Agreement No. PA-03807 between The Boeing Company, a Delaware corporation, (Boeing) and Xiamen Airlines, a Chinese corporation, (Customer) relating to the purchase and sale of Model 737 MAX aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of November 10, 2003 between the parties, identified as AGTA-XIA (AGTA).

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737 MAX aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in the relevant Exhibit A in the quantities listed in the corresponding Table 1 to the Purchase Agreement.

2. Delivery Schedule.

2.1 The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

2.2 The scheduled months of delivery of the Aircraft incorporated in to the Purchase Agreement by Supplemental Agreement No. 3 are listed in the attached Tables 1B and 1C. The scheduled delivery month for any Supplemental Agreement No. 3 Aircraft may be [*CTR] then only those obligations to be performed under the Purchase Agreement after the [*CTR]. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated using the 737-8 [*CTR]

XIA-PA-03807		SA-3

BOEING PROPRIETARY

[*CTR]

4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737-7/-8/-9/-10 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a [*CTR], on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first (1st) business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less [*CTR] after the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail or Configuration Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 ( Entitlements) assumes that at the time of delivery of Customer’s first (1st) Aircraft under the Purchase Agreement, Customer has not taken possession of a 737-7, 737-8, 737-9 or 737-10 aircraft whether such 737-7, 737-8, 737-9 or 737-10 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first (1st) Aircraft, Customer has taken possession of a 737-7, 737-8, 737-9 or 737-10 aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-7, 737-8, 737-9 or 737-10 aircraft.

XIA-PA-03807		SA-3

BOEING PROPRIETARY

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

XIA-PA-03807		SA-3

BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	XIAMEN AIRLINES

Signature	Signature

Printed name	Printed name

Attorney-in-Fact
Title	Title

XIA-PA-03807		SA-3

BOEING PROPRIETARY

Table 1B To

Purchase Agreement No. PA-03807

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[*CTR]	Detail Specification:	D019A008-N (6/10/2016)
Engine Model/Thrust:	CFMLEAP-1B27	[*CTR]	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]	Base Year Index (ICI):		[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE)/In-Flight En		[*CTR]
Deposit per Aircraft:		$0

		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	Price Per A/P	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2020	3	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	20	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

XIA-PA-03807 107411-1F.txt		SA-3

Boeing Proprietary

Table 1C To

Purchase Agreement No. PA-03807

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[*CTR]	Detail Specification:	D019A008-O (9/30/2016)
Engine Model/Thrust:	CFMLEAP-1B27	[*CTR]	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]	Base Year Index (ICI):		[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR]
//Seller Purchased Equipment (SPE)/In-Flight E		[*CTR]
Deposit per Aircraft:		[*CTR]

		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	Price Per A/P	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	10	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

XIA-PA-03807 105224-1F.txt		SA-3

Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit A-2 to Purchase Agreement Number PA-03807

XIA-PA-03807		SA-3
Exhibit A-2		Page 1
BOEING PROPRIETARY

Exhibit A-2

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 Table 1B AIRCRAFT

The Detail Specification is Boeing document number D019A008-n (6/10/2016). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A-2. Such Detail Specification will be comprised of Customer’s existing Boeing detail specification as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

XIA-PA-03807		SA-3
Exhibit A-2		Page 2
BOEING PROPRIETARY

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

Exhibit A2 To

Boeing Purchase Agreement

Customer Log:	XIA18WEXHA-15FO
Customer:	XIA-Xiamen Airlines
Model:	737-8
Base Date:	[*CTR]
Qty of A/C:	20

CR	Title	Price

0110-000030	MAJOR MODEL 737 AIRPLANE	[*CTR]

0110E131A08	MINOR MODEL 737-8 AIRPLANE	[*CTR]

0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	[*CTR]

0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	[*CTR]

0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	[*CTR]

0170D837A13	FLEXIBLE CERTIFICATION	[*CTR]

0170E173B00	FLIGHT DECK - TWO OBSERVERS	[*CTR]

0170E516A14	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	[*CTR]

0170E526A94	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	[*CTR]

0170E656A04	AIRFRAME - 737-8	[*CTR]

0170E716B30	FORWARD COMPLEX - ADVANCED LAVATORY WITH MAXIMUM GALLEY CAPACITY - BOEING SKY INTERIOR	[*CTR]

0170E806A23	CARGO LINERS- HEAVY DUTY - FORWARD	[*CTR]

0170E806A26	CARGO LINERS- HEAVY DUTY- AFT	[*CTR]

0220E461K41	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	[*CTR]

0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[*CTR]

0221E173A41	LANDING PERFORMANCE IMPROVEMENT- SKID RESISTANT RUNWAYS	[*CTR]

0224E173A42	EXTENDED OPERATIONS (ETOPS)	[*CTR]

0226C594A32	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION	[*CTR]

0228E437F53	AIRPLANE FLIGHT MANUAL	[*CTR]

0252B299A36	INSTRUMENTATION, AIRPLANE MANUALS AND FUEL MEASURING STICKS IN METRIC UNITS - TEMPERATURE IN DEGREES CELSIUS	[*CTR]

0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[*CTR]

0315E461K42	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	[*CTR]

0352-000002	CUSTOMIZED LOADING SCHEDULE FOR WEIGHT & BALANCE CONTROL - ALIGNMENT CHART LOADING	[*CTR]

1110F001A30	EXTERIOR NON-REGULATORY MARKINGS	[*CTR]

1110F001A31	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	[*CT9R]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 1 of 9

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

1130A397A08	CAAC BILINGUAL PLACARD INSTALLATION - CARGO COMPARTMENT	[*CTR]

1130E364N95	CARGO COMPARTMENT PLACARDS	[*CTR]

1130E364N96	LIGHTED SIGNS	[*CTR]

1130E388079	INTERIOR PLACARDS AND MARKERS	[*CTR]

1130F001A32	REGISTRY PLACARD	[*CTR]

2103D839A04	AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	[*CTR]

2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	[*CTR]

2130-000012	350 FPM CABIN PRESSURE DESCENT RATE	[*CTR]

2158D839A20	ELECTRONIC RACK COOLING SYSTEM - ENHANCED E6 RACK	[*CTR]

2160C703A76	CABIN TEMPERATURE CONTROL SYSTEM WITH ATTENDANT PANEL ADJUSTMENT CAPABILITY - 737 BOEING SKY INTERIOR	[*CTR]

2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	[*CTR]

2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[*CTR]

2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	[*CTR]

2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	[*CTR]

2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING	[*CTR]

2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[*CTR]

2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	[*CTR]

2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	[*CTR]

2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	[*CTR]

2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987- 004 BFE/SPE	[*CTR]

2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[*CTR]

2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	[*CTR]

2312B401A87	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL COLLINS ARINC 750 VHF-2100 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1287- 101 - BFE/SPE	[*CTR]

2315D486A17	SATCOM - SYSTEM INSTALLATION - IRIDIUM SATCOM AVIONICS EQUIPMENT ICS-300 - ROCKWELL COLLINS - BFE/SPE	[*CTR]

2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008- 000 - BFE/SPE	[*CTR]

2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	[*CTR]

2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	[*CTR]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 2 of 9

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	[*CTR]

2322E516A28	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	[*CTR]

2324D197A17	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS 3-FREQUENCY AUTOMATIC - FIXED - WITH ANTENNA P/N 110-337 - BFE/SPE	[*CTR]

2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	[*CTR]

2331B754B17	PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK	[*CTR]

2342C998B43	CABIN READY SYSTEM - 737 BOEING SKY INTERIOR	[*CTR]

2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	[*CTR]

2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	[*CTR]

2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	[*CTR]

2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[*CTR]

2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[*CTR]

2351A213B78	BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[*CTR]

2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	[*CTR]

2371E568A71	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-003 AND P/N 980- 6116-001 - BFE/SPE	[*CTR]

2375E526A61	FLIGHT DECK ENTRY VIDEO SURVEILLANCE SYSTEM - COMMON PARTIAL PROVISIONS - MAX DISPLAY SYSTEM (MDS) INTERFACE	[*CTR]

2375E526A62	FLIGHT DECK ENTRY VIDEO SURVEILLANCE SYSTEM - INSTALLATION INTO PARTIAL PROVISIONS - MDS INTERFACE - AD AEROSPACE - BFE/SPE	[*CTR]

2375E861K81	MP - VIDEO SURVEILLANCE SYSTEM - REVISION - GOODRICH IN LIEU OF AD AEROSPACE SYSTEM - GOODRICH - SPE	[*CTR]

2451B815K32	POWER DISTRIBUTION - WIRING INSTALLATION FOR ADDITIONAL CAPACITY	[*CTR]

2451E825A01	AUXILIARY ELECTRICAL OUTLETS - 110VAC, 60HZ / 5VDC, 2.1A USB COMBINATION - FLIGHT DECK - ASTRONICS AES - BFE/SPE	[*CTR]

2454E861J43	PED POWER OUTLETS - INSTALLATION - ULTRALITE WITH DUAL HIGH POWER USB PORTS - FULL CABIN - ASTRONICS AES - CSE/SPE	[*CTR]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 3 of 9

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

2520E432W29	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[*CTR]

2523F001A35	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	[*CTR]

2524C204J14	CURTAIN AND TRACK, FORWARD - CROSS AISLE, STA 363.5 - CEILING MOUNTED - 737 BOEING SKY INTERIOR	[*CTR]

2524E432Y71	FORWARD LEFT HAND FULL HEIGHT CLOSET/STOWAGE UNIT - BOEING SKY INTERIOR	[*CTR]

2525C204F40	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 LH	[*CTR]

2525C204F41	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 RH	[*CTR]

2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	[*CTR]

2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	[*CTR]

2525F001D98	ECONOMY CLASS SEATS - BFE/SPE	[*CTR]

2528B508D79	STOWAGE BOX, WALL MOUNTED WITH WINDOWS - AFT FACE OF LAV LE	[*CTR]

2528C204J16	FIRST FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[*CTR]

2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[*CTR]

2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[*CTR]

2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[*CTR]

2528F001A40	OVERHEAD STOWAGE BINS - SPACE BINS - 737 BOEING SKY INTERIOR	[*CTR]

2528F001A63	LITERATURE POCKETS	[*CTR]

2528F001A65	MAGAZINE STOWAGE - MONUMENT MOUNTED	[*CTR]

2530F001A42	G2 GALLEY SELECTABLES	[*CTR]

2530F001A44	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	[*CTR]

2530F001A45	GALLEY INSERT PART NUMBERS - BFE/SPE	[*CTR]

2540F001A46	LA ADVANCED LAVATORY 2.0 SELECTABLES	[*CTR]

2540F001A47	LD ADVANCED LAVATORY 2.0 SELECTABLES	[*CTR]

2540F001A48	LE ADVANCED LAVATORY 2.0 SELECTABLES	[*CTR]

2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN’S SEAT BACK	[*CTR]

2560B694K12	FLASHLIGHTS, TWO - FLIGHT DECK - DME - LED - P/N P2-07- 0015-003 - BFE/SPE	[*CTR]

2560C171C13	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - ESSEX PB&R - P/N MR-10034N - BFE/SPE	[*CTR]

2560E437E10	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - XIAMEN FEIPENG IND. - P/N XMF0100/1WCP - BFE/SPE	[*CTR]

2562E432Y05	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[*CTR]

PA No. 3807		SA-3
Page: 4 of 9
Boeing Proprietary

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

2564F001A54	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[*CTR]

2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	[*CTR]

2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	[*CTR]

2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	[*CTR]

2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - PARKER (ABEX) - 10-62167	[*CTR]

2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) 10-60556	[*CTR]

3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	[*CTR]

3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE

3131E568A70	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980- 4750-003 - BFE/SPE	[*CTR]

3132E437D33	ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	[*CTR]

3133-000045	MULTI-INPUT PRINTER - HONEYWELL INC - ARINC 740 P/N 8055515-4507 - BFE/SPE	[*CTR]

3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[*CTR]

3135E526B33	ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT	[*CTR]

3161-000070	ENGINE OIL QUANTITY DISPLAY - QUARTS - ENGINE DISPLAY	[*CTR]

3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	[*CTR]

3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	[*CTR]

3162-000023	FLIGHT DIRECTOR COMMAND DISPLAY - FILLED INTEGRATED CUE - ADI	[*CTR]

3162-000028	RADIO ALTITUDE - BELOW ADI	[*CTR]

3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[*CTR]

3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[*CTR]

3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	[*CTR]

3162-000044	TCAS RESOLUTION ADVISORY - VSI	[*CTR]

3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI	[*CTR]

3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[*CTR]

3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[*CTR]

3162-000064	RANGE ARCS - NAVIGATION DISPLAY	[*CTR]

3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	[*CTR]

3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[*CTR]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 5 of 9

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	[*CTR]

3162-000355	V1 AURAL CALLOUT - FLIGHT DECK	[*CTR]

3162A627A32	SOFTWARE ACTIVATION - DOUBLE DERATE INDICATION - ENABLE	[*CTR]

3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	[*CTR]

3162A627A38	CDS - SOFTWARE ACTIVATION - HORIZON LINE HEADING SCALE - ENABLE	[*CTR]

3162A627A42	CDS - SOFTWARE ACTIVATION - REF FLAP/SPEED ANNUNCIATION - ENABLE	[*CTR]

3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	[*CTR]

3242E837D36	AUTO BRAKE SYSTEM - REVISE SETTING FOR DECELERATION RATE	[*CTR]

3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	[*CTR]

3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	[*CTR]

3245B290A92	BRAKES - CARBON - GOODRICH	[*CTR]

3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30- PR, 235 MPH RADIAL TIRES	[*CTR]

3249E173A73	TIRE PRESSURE INDICATION SYSTEM - INSTALLATION	[*CTR]

3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	[*CTR]

3324C195A05	NO SMOKING SIGN - SILK SCREENED SYMBOL	[*CTR]

3342E568A55	LED LANDING LIGHTS - ALTERNATE FLASH FUNCTIONALITY	[*CTR]

3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	[*CTR]

3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE ILS/GNSS/GLS MULTI-MODE RECEIVER - GNSS LANDING	[*CTR]

3430E032A04	SYSTEM (GLS) CAPABLE - ROCKWELL COLLINS - 822-1821- 332 - BFE/SPE

3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	[*CTR]

3433C594A24	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - ROCKWELL/COLLINS - P/N 822-0334-003 - BFE/SPE	[*CTR]

3436D972A01	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE	[*CTR]

3436D972A02	HEAD-UP DISPLAY (HUD) - INSTALLATION OF SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE/SPE	[*CTR]

3443A065B18	SINGLE WEATHER RADAR CONTROL PANEL - WITH MULTISCAN FUNCTIONALITY - ROCKWELL COLLINS P/N 622-5129-802 - BFE/SPE	[*CTR]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 6 of 9

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

3443E568A02	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY WITH V2.0	[*CTR]

	HAZARD DISPLAY FEATURES - ROCKWELL COLLINS WRP- 2100A PROCESSOR P/N 822-3150-101 - BFE/SPE	[*CTR]

3445E724A21	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-2911-002 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	[*CTR]

3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	[*CTR]

3446-000049	500 SMART CALLOUT INHIBITED	[*CTR]

3446-000074	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, MINIMUMS	[*CTR]

3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[*CTR]

3446E437F57	ENHANCED GROUND PROXIMITY WARNING SYSTEM - RUNWAY AWARENESS AND ADVISORY SYSTEM (RAAS) CONFIGURATION DATABASE WORKSHEET	[*CTR]

3446E760A03	RSAT - RUNWAY AWARENESS AND ADVISORY SYSTEM, OVERRUN WARNING, SPEEDBRAKE WARNING, AND HUD PERSPECTIVE RUNWAY	[*CTR]

3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822- 0297-001 - BFE/SPE	[*CTR]

3453E640A14	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-205 - ADS-B OUT DO-260B COMPLIANT - GABLES CONTROL PANEL P/N G6990-51 - BFE/SPE	[*CTR]

3455E717A12	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL COLLINS INTERROGATOR P/N 822-2325-001 - BFE/SPE	[*CTR]

3457A065A53	AUTOMATIC DIRECTION FINDER - DUAL SYSTEM WITH DUAL FUNCTION GABLES CONTROL PANEL - G7403-03 - BFE/SPE

3457A065A59	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM INTO EXISTING PROVISIONS - ROCKWELL ADF-900 SERIES - ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-001 - BFE/SPE	[*CTR]

3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID’S) - ENABLE	[*CTR]

3461A425A09	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - BOEING SUPPLIED	[*CTR]

3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	[*CTR]

3461A425A28	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ALTERNATE DESTINATIONS - ENABLE	[*CTR]

3461A425A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- RUNWAY DISTANCE REMAINING- METERS	[*CTR]

3461A425A40	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- VERTICAL NAVIGATION PROFILE- “VNAV ALT”- ENABLE	[*CTR]

3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	[*CTR]

PA No. 3807		SA-3
Page: 7 of 9
Boeing Proprietary

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

3461A425A55	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - DISABLE ENTRY OF GROSS WEIGHT ON “PERF INIT” PAGE	[*CTR]

3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	[*CTR]

3461B403A13	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTEGRATED APPROACH NAVIGATION (IAN)	[*CTR]

3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[*CTR]

3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION- SFE	[*CTR]

3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	[*CTR]

3511E837B11	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AVOX - BFE/SPE	[*CTR]

3511E837B16	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AV-OX INC - BFE/SPE	[*CTR]

3511E837B22	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AVOX - BFE/SPE	[*CTR]

3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS	[*CTR]

3812-000001	WATER QUANTITY GAUGE - WATER SERVICE PANEL	[*CTR]

3832-000077	SENSOR FOULED LIGHT - VACUUM WASTE SYSTEM SERVICE PANEL	[*CTR]

3832A244C26	WASTE QUANTITY GAUGE - VACUUM WASTE SYSTEM SERVICE PANEL	[*CTR]

3910D322A19	AFT ELECTRONICS PANEL ARRANGEMENT	[*CTR]

4420E173A52	IFE SYSTEM - INTEGRATED PASSENGER FLIGHT INFORMATION SYSTEM - ACTIVATION	[*CTR]

4420E526B61	IFE SYSTEM - PARTIAL PROVISIONS FOR OVERHEAD VIDEO SYSTEM - 737 MAX	[*CTR]

4420E861D13	IFE SYSTEM - OVERHEAD VIDEO INSTALLATION - FULL CABIN WITH 16 PSU MOUNTED MONITORS - ROCKWELL - CSE/SPE	[*CTR]

4420E861J42	IFE SYSTEM - INSTALLATION INTO PROVISIONS - PAVES 2 HD MAIN EQUIPMENT - ROCKWELL COLLINS - 737 MAX - CSE/SPE	[*CTR]

4420E895E05	IFE SYSTEM - PARTIAL PROVISIONS FOR IN-FLIGHT ENTERTAINMENT AND CONNECTIVITY SYSTEM MAIN EQUIPMENT - 737 MAX	[*CTR]

4610E526A80	ONBOARD NETWORK SYSTEM - CELLULAR GROUND BASED CONNECTIVITY - WIRELESS WIDE AREA NETWORK UNIT (WWU) - BFE/SPE	[*CTR]

4610E526A81	ONBOARD NETWORK SYSTEM - PARTIAL PROVISIONS - GROUND BASED CONNECTIVITY	[*CTR]

4610E526E60	ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	[*CTR]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 8 of 9

Exhbit A2 737-8 [*CTR]                                    Boeing Proprietary

5231A561C54	CARGO DOOR - SOLID SKIN	[*CTR]

5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	[*CTR]

5352A298A27	RADOME- HONEYCOMB CORE - SFE	[*CTR]

7200D422A05	CFM LEAP-1B ENGINES - 1B27 RATING	[*CTR]

7900-000116	LUBRICATING OIL - MOBIL JET II	[*CTR]

MISC	INTERIOR ALLOWANCE	[*CTR]

OPTIONS: 200	TOTALS:	[*CTR]

PA No. 3807		SA-3
	Boeing Proprietary	Page: 9 of 9

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit A-3 to Purchase Agreement Number PA-03807

BOEING PROPRIETARY

EXHIBIT A-3

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-10 TABLE 1C AIRCRAFT

The content of this Exhibit A-3 will be defined pursuant to the provisions of Letter Agreement LA- 1704713 to the Purchase Agreement, entitled “Open Configuration Matters – Table 1C 737-10 Model Aircraft”.

XIA-PA-03807		SA-3
Exhibit A-3		Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit B to Purchase Agreement Number PA-03807

XIA-PA-03807		SA-3
Exhibit B		Page 1
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-MAX AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. Government Documentation Requirements.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*CTR]. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

XIA-PA-03807		SA-3
Exhibit B		Page 2
BOEING PROPRIETARY

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*CTR] to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration—U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*CTR] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*CTR] days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration—U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than [*CTR] prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. Notice of Flyaway Configuration.

Not later than [*CTR] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

XIA-PA-03807		SA-3
Exhibit B		Page 3
BOEING PROPRIETARY

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4. Delivery Actions By Boeing.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[*CTR]

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre- position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. Delivery Actions By Customer.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

XIA-PA-03807		SA-3
Exhibit B		Page 4
BOEING PROPRIETARY

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

XIA-PA-03807		SA-3
Exhibit B		Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03807

XIA-PA-03807 AE1		SA-3

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING Model 737-7, 737-8, 737-9 and 737-10 AIRCRAFT

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[*CTR]

Where:

[*CTR]

Where:

[*CTR] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

[*CTR] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [*CTR] calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the [*CTR] values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

XIA-PA-03807 AE1		SA-3

BOEING PROPRIETARY

[*CTR]

Where:

[*CTR] is the base year index (as set forth in Table 1 of this Purchase Agreement); and

[*CTR] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [*CTR] calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

[*CTR]

Where:

[*CTR] is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of [*CTR] will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of [*CTR].

Note:

(i)	In determining the values of [*CTR], all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[*CTR] the numeric ratio attributed [*CTR] in the Airframe Price Adjustment formula.

(iii)	[*CTR] is the numeric ratio attributed [*CTR] in the Airframe Price Adjustment formula.

(iv)	The [*CTR] are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of [*CTR] will be rounded to the nearest dollar.

(vi)	The [*CTR]

XIA-PA-03807 AE1		SA-3

BOEING PROPRIETARY

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the [*CTR] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [*CTR] after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the [*CTR] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within [*CTR] months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing [*CTR] prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the [*CTR] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

XIA-PA-03807 AE1		SA-3

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit BFE2

to Purchase Agreement Number PA-03807

PA 3807		SA-3
Exhibit BFE2		Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 TABLE 1B AIRCRAFT

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[	*CTR]
Galley Inserts	[	*CTR]
Seats (passenger)	[	*CTR]
Overhead & Audio System	[	*CTR]
In-Seat Video System	[	*CTR]
Miscellaneous Emergency Equipment	[	*CTR]
Cargo Handling Systems* (Single Aisle Programs only)	[	*CTR]

*	For a new certification, supplier requires notification [*CTR] months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers [*CTR] or before the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2. On-dock Dates and Other Information.

On or before [*CTR] prior to aircraft delivery, Boeing will provide to Customer the BFE Requirements. These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

PA 3807		SA-3
Exhibit BFE2		Page 2
BOEING PROPRIETARY

737-8

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jul 2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec 2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul 2020	3	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul 2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov 2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec 2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

3. Additional Delivery Requirements—Import.

Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

PA 3807		SA-3
Exhibit BFE2		Page 3
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit BFE3

to Purchase Agreement Number PA-03807

PA-03807		SA-3
BFE3		Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-10 TABLE 1C AIRCRAFT

This Supplemental Exhibit BFE3 contains supplier selection dates, on-dock dates and other requirements applicable to the 737-10 Model Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[	*CTR]
Galley Inserts	[	*CTR]
Seats (passenger)	[	*CTR]
Overhead & Audio System	[	*CTR]
In-Seat Video System	[	*CTR]
Miscellaneous Emergency Equipment	[	*CTR]
Cargo Handling Systems* (Single Aisle Programs only)	[	*CTR]

*	For a new certification, supplier requires notification [*CTR] prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers [*CTR] or before the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2. On-dock Dates and Other Information.

On or before [*CTR] prior to aircraft delivery, Boeing will provide to Customer the BFE Requirements. These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

PA-03807		SA-3
BFE3		Page 2
BOEING PROPRIETARY

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jun 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul 2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total	10	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

3. Additional Delivery Requirements—Import.

Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

PA-03807		SA-3
BFE3		Page 3
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

BETWEEN

THE BOEING COMPANY

AND

XIAMEN AIRLINES

Supplemental Exhibit CS2

TO Purchase Agreement Number PA-03807

XIA-PA-03807 CS2		SA-3

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

Boeing Model Table 1C 737-10 Aircraft

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized support program (Customer Support Program) to be furnished in support of the Aircraft. The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1. 1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; [*CTR];

1.2 Training materials, if applicable, will be provided to each student. In addition, [*CTR] of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2. Flight Training.

Boeing will provide, if required, [*CTR]

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1 Maintenance Planning Assistance[*CTR]

3.1.2 ETOPS Maintenance Planning Assistance [*CTR]

3.1.3 GSE/Shops/Tooling Consulting. [*CTR]

XIA-PA-03807 CS2		SA-3

BOEING PROPRIETARY

[*CTR]

3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL).

4. Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

4.1 Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

5. Aircraft Information.

5.1 Aircraft Information. is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

XIA-PA-03807 CS2		SA-3

BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03807

XIA-PA-03807		SA-3
EE1		Page 1
BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-7, 737-8, 737-9 and 737-10 AIRCRAFT

1. ENGINE ESCALATION.

[*CTR]

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, [*CTR]

2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56- 7 and CFM-LEAP type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2 Patents.

2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

XIA-PA-03807		SA-3
EE1		Page 2
BOEING PROPRIETARY

2.2.2 CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 and CFM-LEAP-1B powered Aircraft.

2.3 Initial Warranty. CFM warrants that CFM56-7 and CFM-LEAP-1B Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4 Warranty Pass-On.

2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5 New Engine Warranty.

2.5.1 CFM warrants each new Engine and Module against Failure for the initial [*CTR] as follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)	Such Parts Credit Allowance and Labor Allowance will be[*CTR]

XIA-PA-03807		SA-3
EE1		Page 3
BOEING PROPRIETARY

2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the [*CTR] and at a charge to Customer increasing pro rata fro [*CTR]

(ii)	Transportation to and from the designated facility shall be at Customer’s expense.

2. 6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1 During the first [*CTR] for such Parts and Expendable Parts, CFM will grant [*CTR] Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2 CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from [*CTR] the applicable hours designated in Table 1.

2.7 Ultimate Life Warranty.

2.7.1 CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

2.7.2 CFM will grant a pro rata Parts Credit Allowanc [*CTR] whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than [*CTR]

2.8 Campaign Change Warranty.

2.8.1 A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

XIA-PA-03807		SA-3
EE1		Page 4
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Engines and Modules

(i)	[*CTR]

(ii)	[*CTR]

2.8.2 Labor Allowance—CFM will grant [*CTR] for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A [*CTR] will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 Indemnity and Contribution.

2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

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2.10.2 CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

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BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03807

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BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-7, 737-8, 737-9 and 737-10 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is included in the Purchase Agreement.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

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(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

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6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301950R1

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	AGTA Matters for 737-7, 737-8, 737-9, and 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. AGTA Basic Articles.

1.1 Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows:

Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement (for Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level).

1.2 Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows:

Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, and 777-300ER).

1.3 Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows:

Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

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2. Appendices to the AGTA.

Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, 737-9, and 737-10 aircraft in the amount of US[*CTR]

3. Exhibit C to the AGTA, “Product Assurance Document”.

Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:

for Boeing aircraft models 777F, 777-200, 777-300, 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery.

Upon execution of this Letter Agreement, the Purchase Agreement will be amended to the extent provided herein and will continue in full force and effect.

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Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

Xiamen Airlines

By

Its

LA-1301950R1		SA-3
AGTA Matters for 737-7, 737-8, 737-9 and 737-10 Aircraft		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1704707

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Performance Guarantees – Table 1B 737-8 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment for Model 737-8 Table 1B Aircraft. These guarantees are exclusive and expire upon delivery of the 737-8 Table 1B Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Performance Guarantees – Table 1B 737-8 Aircraft	Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

Xiamen Airlines

By

Its

LA-1704707		SA-3
Performance Guarantees – Table 1B Aircraft		Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

MODEL 737-8 PERFORMANCE GUARANTEES

FOR XIAMEN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-8 Aircraft with a maximum [*CTR] kilograms, and equipped with Boeing furnished LEAP-1B27 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA-approved takeoff field length at a gross weight at the start of the ground roll of [*CTR] will not be more than the following guarantee value:

GUARANTEE: [*CTR]

2.2	Landing

The FAA-approved landing field length at a gross weight of [*CTR] will not be more than the following guarantee value:

GUARANTEE: [*CTR]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

Conditions and operating rules:

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is [*CTR]

The airport temperature is [*CTR]

The takeoff runway available (TORA) is [*CTR]

The takeoff distance available [*CTR]

The accelerate-stop distance available [*CTR]

The runway slope is [*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Height Distance

1. [*CTR] [*CTR]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*CTR]

Climb:	The Aircraft climbs from the initial climb altitude to [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

The climb contiues at [*CTR]

The climb contiues at [*CTR] altitude.

The temperature is [*CTR] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*CTR] number.

The cruise altitude is [*CTR]

The temperature [*CTR] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a [*CTR]

The temperature is [*CTR] during descent.

Minimum flight idle thrust is used except as required at the top of descent to satisfy the above [*CTR] criteria.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is [*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel [*CTR]

Distance [*CTR]

Approach and Landing Maneuver:

Fuel [*CTR]

Taxi-In (will be consumed from the reserve

fuel):

Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to[*CTR]

2.3.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] using the conditions and operating rules defined below, will not be more than the following guarantee value:

NOMINAL:	[*CTR]
TOLERANCE:	[*CTR]
GUARANTEE:	[*CTR]

Conditions and operating rules:

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is [*CTR]

The airport temperature is [*CTR]

The takeoff runway available [*CTR]

The takeoff distance available [*CTR]

The accelerate-stop distance available [*CTR]

The runway slope is [*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Height Distance

1. [*CTR] [*CTR]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver	Following the takeoff to [*CTR]

Climb:	The Aircraft climbs from the initial climb altitude to[*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

The Aircraft then accelerates at a rate of climb of [*CTR]

The climb contiues at [*CTR] number is reached.

The climb contiues at [*CTR]

The temperature is [*CTR] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*CTR] number.

The cruise altitude is [*CTR].

The temperature is [*CTR] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR]

The temperature is [*CTR] C during descent.

Minimum flight idle thrust is used except as required at the top of descent to satisfy the above [*CTR] criteria.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Taxi-Out:
Fuel [*CTR]

Takeoff and Climbout Maneuver:
Fuel [*CTR]
Distance [*CTR]

Approach and Landing Maneuver:
Fuel [*CTR]

Taxi-In (will be consumed from the reserve fuel):
Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and [*CTR]

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in paragraph 2.3.4 is the basis for the mission guarantees of paragraphs 2.3.1 through 2.3.2.

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

2.3.4 737-8 Weight Summary—Xiamen Airlines

Kilograms
Standard Model Specification MEW	[*CTR]

Configuration Specification D019A008, Rev. P, Dated May 1, 2017
175 Tourist Class Passengers
CFM LEAP-1B Engines
[*CTR] Maximum Taxi Weight
Changes for Xiamen Airlines
Interior Change to 170 Passengers (8 FC / 162 EC) * (Ref: LOPA—378-3267 Rev. A) Boeing Sky Interior [*CTR] Maximum Taxi Weight	[*CTR]

Audio Entertainment System

Video Entertainment System

Extended Operations (ETOPS)

Standby Power - [*CTR]

Heavy Duty Cargo Compartment Linings/Panels (Fwd and Aft)

Centerline Overhead Stowage Compartments (3)

Additional Customer Options

[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
Xiamen Airlines Manufacturer’s Empty Weight (MEW)	[*CTR]
Standard and Operational Items Allowance (Paragraph 2.3.5)	[*CTR]
Xiamen Airlines Operational Empty Weight (OEW)	[*CTR]

	Quantity	Kilograms	Kilograms
* Seat Weight Included:			[*CTR]
First Class Double	[*CTR]	[*CTR]
Economy Class Triple	[*CTR]	[*CTR]
Economy Class Triple w/3 In-Arm Food
Trays	[*CTR]	[*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

2.3.5	Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms
Standard Items Allowance				[*CTR]
Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks and Goggles	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts
Operational Items Allowance				[*CTR]
Crew and Crew Baggage			[*CTR]
Flight Crew	[*CTR]	[*CTR]
Cabin Crew	[*CTR]	[*CTR]
Navigation Bags & Manuals	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Economy Class	[*CTR]	[*CTR]
Crew Catering Allowance	[*CTR]	[*CTR]
Galley Carts: 2 Half Size and 8 Full Size	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water—60 USG			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides—Forward and Aft	[*CTR]	[*CTR]
Escape Slides—Aft	[*CTR]	[*CTR]
Life Vests—Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]
Total Standard and Operational Items Allowance				[*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0911		SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019A008, Revision P, “Configuration Specification, Model 737-7, 737-8, 737-8200, 737- 9, 737-10”, dated May 1, 2017, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2

The guarantee payload of paragraph 2.3.1, and the specified payload of the paragraph 2.3.2 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-8 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 58, dated March 8, 2017.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment will be appropriately modified to reflect any such change.

P.A. No. 3807
AERO-B-BBA4-M17-0911	SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on [*CTR]

4.5	The climb, cruise and descent portions of the mission guarantees [*CTR]

4.6	[*CTR]

4.7	Performance, where applicable [*CTR]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 will be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee will be based on the FAA-approved Airplane Flight Manual for the Model 737-8.

P.A. No. 3807
AERO-B-BBA4-M17-0911	SS17-0655
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees will be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	Compliance with the mission block fuel guarantees may exceed the design weights in the FAA-approved Airplane Flight Manual for convenience of calculating block fuel for the specified payload. Such exceedance is not to be construed as authorization to operate the aircraft above the weights in the FAA-approved Airplane Flight Manual.

5.5	The OEW used for compliance with the mission guarantees will be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.6	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3807
AERO-B-BBA4-M17-0911	SS17-0655
BOEING PROPRIETARY

XIA-PA-03807-LA-1704708

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Performance Guarantee Remedies – Table 1B 737-8 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen
Airlines	(Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Attachment to Letter Agreement No. XIA-PA-03807-LA-1704707 contains performance guarantees for the Aircraft (Performance Guarantees).

For the purposes of this Letter Agreement, the defined term Aircraft shall mean Table 1B 737-8 Aircraft.

1.	Block Fuel Commitment

Section 2.3.2 of the Performance Guarantees contains the block fuel commitment (BFC) for the Aircraft. The BFC for the Aircraft is based on the assumptions, conditions and operating rules described in the Performance Guarantees.

1.1 Compliance with the Block Fuel Commitment. Boeing will determine compliance with the BFC as described in Section 5 of the Performance Guarantees. Such determination will be based on Customer’s first Aircraft and engineering interpretations and calculations pursuant to Article 5.4 of the AGTA (BF Standard Method of Compliance). Boeing will provide a compliance report using the BF Standard Method of Compliance (BF Compliance Report) to Customer at the time of delivery of Customer’s first Aircraft. The BF Compliance Report will contain the demonstrated block fuel (DBF) for the Aircraft. Deviation from the BFC will be calculated using the following formula:

[*CTR]

Boeing will provide a BF Compliance Report, as required, for subsequently delivered Aircraft in the event such Aircraft fails to meet the applicable BFC.

1.2	Block Fuel Remedies. [*CTR]

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1.2.1 [*CTR] from the delivery of the Aircraft, Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Block Fuel Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the BFD.

(i)	Block Fuel Improvement Parts may include [*CTR].

(ii)	If Boeing elects to provide, or to cause to be provided, Block Fuel Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of a Block Fuel Improvement Parts program. Block Fuel Improvement Parts [*CTR]

(iii)	If Customer elects to install Block Fuel Improvement Parts in such Aircraft, then the parts [*CTR] to Customer if such installation can be accomplished during Aircraft line maintenance. Block Fuel Improvement Parts which cannot be installed during Aircraft line maintenance will be installed [*CTR]. All Block Fuel Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

(iv)	Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Block Fuel Improvement Parts [*CTR]. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Block Fuel Improvement Parts.

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1.2.2 If [*CTR] delivery of each Aircraft, Boeing or the engine manufacturer has not eliminated the applicable BFD by providing Block Fuel Improvement Parts in accordance with Paragraph 1.2.1 above and, if Block Fuel Improvement Parts have been provided, Customer has elected not to install such Block Fuel Improvement Parts in accordance with Paragraph 1.2.1 above, then Boeing will issue to Customer a Fuel Bum Credit Memorandum (FBCM). The amount of the FBCM will be calculated using the following formula:

[*CTR]

The BFD used to calculate the FBCM will be adjusted for the availability of fuel bum improvement resulting from the development of Block Fuel Improvement Parts as described in Paragraph 1.2.1 above. [*CTR] The amount of the FBCM issued for each Aircraft will not exceed the aggregate sum of [*CTR]

1.3	Applicability of Block Fuel Remedies.

1.3.1 If an applicable BFD exists at the delivery of the Customer’s first Aircraft, then Boeing will provide the remedies described in Paragraph 1.2 above for the first Aircraft and for each subsequent Aircraft delivered to Customer until such time as Boeing improves the fuel bum performance for the model 737-8 aircraft to reduce or eliminate the BFD.

1.3.2 If Boeing improves the fuel burn performance to reduce or eliminate a BFD, then Boeing will calculate the amount of performance improvement based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on data furnished pursuant to Article 5.4 of the AGTA and data furnished pursuant to this Paragraph 1.3.2 in accordance with Boeing’s Standard Method of Compliance.

1.3.3 Following Boeing’s completion of the analysis described in Paragraph 1.3.2 above, Boeing will provide Customer with a new BF Compliance Report. Such new BF Compliance Report will be applicable to any undelivered Aircraft. If the new BF Compliance Report still shows a BFD, then the remedies contained in Paragraph 1.2 above will apply to the undelivered Aircraft until Boeing may further improve the fuel burn performance. If the new BF Compliance Report shows no remaining BFD then no further remedy will be due to Customer for any undelivered Aircraft.

2.	Mission Payload Commitment.

Section 2.3.1 of the Performance Guarantees contains the mission payload commitment (MPC) for the Aircraft. The MPC is based on the assumptions, conditions, and operating rules described in the Performance Guarantees.

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Compliance with the Mission Payload Commitment. Boeing will determine compliance with the Mission Payload Commitment as described in Section 5 of the Performance Guarantees and based on Customer’s first Aircraft, and engineering interpretations and calculations pursuant to Article 5.4 of the AGTA (MP Standard Method of Compliance). Boeing will provide a compliance report using the MP Standard Method of Compliance (MP Compliance Report) to Customer at the time of delivery of Customer’s first Aircraft. The MP Compliance Report contains the demonstrated mission payload (DMP) for the MPC. Deviation from the MPC will be calculated using the following formula:

[*CTR]

Boeing will provide a MP Compliance Report, as required, for subsequently delivered Aircraft in the event such Aircraft fails to meet the applicable MPC.

2.1 Mission Payload Remedies. If the MPD for Customer’s first Aircraft is less than or equal to zero, then all Aircraft will be deemed to comply with the MPC and no remedy will be required. However, if the MP Compliance Report shows an MPD greater than or equal to zero, then Boeing will provide Customer with the following remedies:

2.1.1 Within one year from the delivery of the Aircraft, Boeing or the engine manufacturer may design airframe improvement parts and/or engine improvement parts (Mission Payload Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the MPD.

(i)	Mission Payload Improvement Parts may include, but are not limited to, the following [*CTR]

(ii)	If Boeing elects to provide, or to cause to be provided by the engine manufacturer, Mission Payload Improvement Parts for such Aircraft, [*CTR]

(iii)	If Customer elects to install Mission Payload Improvement Parts on such Aircraft [*CTR] to Customer if such installation can be accomplished during Aircraft line maintenance. Mission Payload Improvement Parts which cannot be installed during Aircraft line maintenance will be installed [*CTR] All Mission Payload Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

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BOEING PROPRIETARY

(iv)	Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Mission Payload Improvement Parts a [*CTR] Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Mission Payload Improvement Parts.

2.1.2 If after one year from delivery of each Aircraft, Boeing or the engine manufacturer has not fully cured the MPD by providing Mission Payload Improvement Parts in accordance with Paragraph 2.1.1 above, then Boeing will issue to Customer a Mission Payload Credit Memorandum (MPCM). The amount of the MPCM will be calculated using the following formula:

[*CTR]

The MPD used to calculate the MPCM will be adjusted for the availability of mission payload improvement resulting from the development of Mission Payload Improvement Parts as described in Paragraph 2.1.1. Issuance of an MPCM for any Aircraft is subject to the limitation of Paragraph 2.2 below. Customer may request that the MPCM be issued as cash or goods and services. The amount of the MPCM issued for each Aircraft will [*CTR]

2.2 Applicability of Mission Payload Remedies.

2.2.1 If an MPD exists at the time of delivery of the first Aircraft, then Boeing will provide the remedies described in Paragraph 2.1 above for the first Aircraft and for each subsequent Aircraft delivered to Customer until such time as Boeing improves the mission payload performance to reduce or eliminate the MPD.

2.2.2 If Boeing improves the mission payload performance to reduce or eliminate an MPD, then Boeing will calculate the amount of performance improvement based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on data furnished pursuant to Article 5.4 of the AGTA and data furnished pursuant to this Paragraph 2.2.2 in accordance with Boeing’s Standard Method of Compliance.

2.3 Following Boeing’s completion of the analysis described in Paragraph 2.2.2 above, Boeing will provide Customer with a new MP Compliance Report. Such new MP Compliance Report will be applicable to any Aircraft yet to be delivered to Customer. If the new MP Compliance Report shows that an MPD still exists, then the remedies contained in Paragraph 2.1 above will apply to the undelivered Aircraft until such time as Boeing may further improve the mission payload performance. If the new MP Compliance Report shows no MPD, then no remedy will be due to Customer for undelivered Aircraft.

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BOEING PROPRIETARY

3.	Rights and Obligations in the Event of a Compliance Deviation.

3.1 In the event of a compliance deviation for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable remedies set forth in Paragraph 1 and 2. Customer cannot refuse to accept delivery of such Aircraft because of such compliance deviation.

4.	Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Payload Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6.	Assignment.

Notwithstanding any other provIs1ons of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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7.	Confidential Treatment

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1704708		SA-3
Performance Guarantee Remedies – Table 1B 737-8 Aircraft		Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1704709

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Performance Guarantees – Table 1C 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen

Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment for Model 737-10 Table 1C Aircraft. These guarantees are exclusive and expire upon delivery of the 737-10 Table 1C Aircraft to Customer.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1704709		SA-3
Performance Guarantees – Table 1C 737-10 Aircraft		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

Xiamen Airlines

By

Its

LA-1704709		SA-3
Performance Guarantees – Table 1C 737-10 Aircraft		Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

MODEL 737-10 PERFORMANCE GUARANTEES

FOR XIAMEN AIRLINES

SECTION CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-10 Aircraft with a [*CTR] and equipped with Boeing furnished LEAP-1B27 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA-approved takeoff field length at a gross weight at the start of [*CTR] at a temperature of [*CTR] will not be more than the following guarantee value:

NOMINAL:	[*CTR]
TOLERANCE:	[*CTR]
GUARANTEE:	[*CTR]

2.2	Landing

The FAA-approved landing field length at a gross weight of [*CTR], will not be more than the following guarantee value:

NOMINAL:	[*CTR]
TOLERANCE:	[*CTR]
GUARANTEE:	[*CTR]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage lengt [*CTR] using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	[*CTR]
TOLERANCE:	[*CTR]
GUARANTEE:	[*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

The above payload may require special attention to payload distribution and operational procedures.

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:

The airport altitude is [*CTR]

The airport temperature is [*CTR]

The takeoff runway available (TORA) is [*CTR]

The takeoff distance available (TODA) is [*CTR]

The accelerate-stop distance available (ASDA) is [*CTR]

The runway slope is [*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance
	1.	[*CTR] [*CTR]
	2.	[*CTR] [*CTR]
	3.	[*CTR] [*CTR]
	4.	[*CTR] [*CTR]

[*CTR]

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

Climb:	The Aircraft climbs from the initial climb altitude to [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is [*CTR] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The Aircraft cruises [*CTR].

The temperature is [*CTR] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a [*CTR] equivalent to 300 feet per minute at sea level.

The temperature is [*CTR] during descent.

Minimum flight idle thrust is used during descent.

Approach	The Aircraft decelerates to the final approach and Landing speed while extending flaps and landing gear, Maneuver: then descends and lands.

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

The destination airport altitude [*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel [*CTR]

Distance [*CTR]

Approach and Landing Maneuver:

Fuel [*CTR]

Taxi-In (will be consumed from the reserve fuel):

Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on [*CTR]

2.3.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] payload using the conditions and operating rules defined below, will not be more than the following guarantee value: [*CTR]

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

The above payload may require special attention to payload distribution and operational procedures.

Conditions and operating rules:

Stage	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Length:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is [*CTR]

The takeoff gross weight is not limited by the airport conditions.

Climbout	Following the takeoff to [*CTR]
Maneuver:

Climb:	The Aircraft climbs from the initial climb altitude to [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR]

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

The Aircraft cruises at [*CTR] The temperature is [*CTR] The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at [*CTR]
Throughout the descent, the cabin pressure is controlled to a [*CTR] The temperature is standard day during descent. Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination is a [*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Taxi-Out: Fuel [*CTR] Takeoff and Climbout Maneuver: Fuel [*CTR] Distance [*CTR] Approach and Landing Maneuver: Fuel [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

Taxi-In (will be consumed from the reserve fuel):

Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a [*CTR]

2.3.3	Mission Payload

The payload for a stage length of [*CTR] using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

The above payload may require special attention to payload distribution and operational procedures.

Conditions and operating rules:

Stage	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Length:

Takeoff:	The airport altitude is [*CTR]

The airport temperature is [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

The takeoff [*CTR]

The takeoff distance available (TODA) is [*CTR]

The accelerate-stop distance available [*CTR]

The runway slope is [*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations. [*CTR]

Climbout	Following the takeoff to [*CTR]
Maneuver:

Climb:	The Aircraft climbs from the initial climb altitude to [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR]

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

The temperature is [*CTR] climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The Aircraft cruises at [*CTR]

The temperature is [*CTR] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR]

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR]

The temperature is [*CTR] during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude [*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Taxi-Out: Fuel [*CTR]

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704707

LEAP-1B27 Engines

Takeoff and Climbout Maneuver:

                                    Fuel [*CTR]

 Distance [*CTR]

Approach and Landing Maneuver:

 Fuel [*CTR]

Taxi-In (will be consumed from the reserve fuel):

 Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,766 kilograms

For information purposes, the reserve fuel is based on a standard day temperature and [*CTR]

2.3.4	Operational Empty Weight Basis

              The Operational Empty Weight (OEW) derived in paragraph 2.3.5 is the basis for the mission guarantees of paragraphs

              2.3.1 through 2.3.3.

P.A. No. 3807
AERO-B-BBA4-M17-0875A	SS17-0631
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Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

2.3.5 737-10 Weight Summary—Xiamen Airlines

Kilograms
Standard Model Specification Manufacturer’s Empty Weight (MEW)	[*CTR]

Configuration Specification D019A008, Rev. P, Dated May 1, 2017
230 Tourist Class Passengers
CFM LEAP-1B Engines
[*CTR] Maximum Taxi Weight
Changes for Xiamen Airlines	[*CTR]
Interior Change to 200 Passengers (8 FC / 192 TC) * (Ref: LOPA—B3714326) Boeing Sky Interior 198,400 lb (89,992 kg) Maximum Taxi Weight	[*CTR]

Overhead Video System with BC In-Seat AVOD / Power Outlets

Dual HF / Triple VHF Communications

SATCOM

Head-Up Display (HUD)

Flight Deck Entry Video Surveillance

Extended Operations (ETOPS)

Standby Power - [*CTR]

Heavy Duty Cargo Compartment Linings/Panels

Centerline Overhead Stowage Compartments ( [*CTR]

Customer Options Allowance

[*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
Xiamen Airlines MEW	[*CTR]
Standard and Operational Items Allowance (Paragraph 2.3.6)	[*CTR]
Xiamen Airlines OEW	[*CTR]

	Quantity	Kilograms	Kilograms
* Seat Weight Included:			[*CTR]
First Class Double	[*CTR]	[*CTR]
Tourist Class Triple	[*CTR]	[*CTR]
Tourist Class Triple w/3 In-Arm Food Trays	[*CTR]	[*CTR]
Tourist Class Triple w/1 In-Arm Food Tray	[*CTR]	[*CTR]
Tourist Class Double	[*CTR]	[*CTR]

P.A. No. PA-03807
AERO-B-BBA4-M17-0875A		[*CTR]
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

2.3.6 Standard and Operational Items Allowance

	Quantity	Kilograms		Kilograms	Kilograms
[*CTR]
Standard Items Allowance					[*CTR]
Unusable Fuel				[*CTR]
Oil				[*CTR]
Oxygen Equipment				[*CTR]
Miscellaneous Equipment				[*CTR]
Galley Structure & Fixed Inserts
Operational Items Allowance					[*CTR]
Crew and Crew Baggage				[*CTR]
Flight Crew	[*CTR]	[	*CTR]
Cabin Crew	[*CTR]	[	*CTR]
[*CTR] Bags & Manuals	[*CTR]	[	*CTR]
Catering Allowance & Removable Inserts				[*CTR]
First Class	[*CTR]	[	*CTR]
Tourist Class	[*CTR]	[	*CTR]
Service Carts (9 Full Size & 7 Half Size)		[	*CTR]
Passenger Service Equipment	[*CTR]			[*CTR]
Potable Water [*CTR]				[*CTR]
Waste Tank Disinfectant				[*CTR]
Emergency Equipment (Including Overwater Equipment)				[*CTR]
Total Standard and Operational Items Allowance					[*CTR]

P.A. No. 3807		SS17-0631
AERO-B-BBA4-M17-0875A
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019A008, Revision P, “Configuration Specification, Model 737-7, 737-8, 737-8200, 737- 9, 737-10”, dated May 1, 2017, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of paragraphs 2.3.1 and 2.3.3, and the specified payload of the paragraph 2.3.2 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-10 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, 14 CFR Part 25 effective February 1, 1965, including Amendments 25-1 through 25-141 with the exceptions permitted by 14CFR21.101.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment will be appropriately modified to reflect any such change.

P.A. No. 03807
AERO-B-BBA4-M17-0875A		SS17-0631
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

4.4	[*CTR]

4.5	[*CTR]

4.6	[*CTR]

4.7	[*CTR]

4.8	Performance, where applicable [*CTR]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 will be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

P.A. No. 3807
AERO-B-BBA4-M17-0875A		SS17-0631
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1704709

LEAP-1B27 Engines

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee will be based on the FAA-approved Airplane Flight Manual for the Model 737-10.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees will be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	Compliance with the mission block fuel guarantees may exceed the design weights in the FAA-approved Airplane Flight Manual for convenience of calculating block fuel for the specified payload. Such exceedance is not to be construed as authorization to operate the aircraft above the weights in the FAA-approved Airplane Flight Manual.

5.5	The OEW used for compliance with the mission guarantees will be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.6	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3807
AERO-B-BBA4-M17-0875A		SS17-0631
BOEING PROPRIETARY

XIA-PA-03807-LA-1704710

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Performance Guarantee Remedies – Table 1C 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 MAX Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Attachment to Letter Agreement No. XIA-PA-03807-LA-1704709 contains performance guarantees for the Aircraft (Performance Guarantees).

For the purposes of this Letter Agreement, the defined term Aircraft shall mean the Boeing model 737-10 aircraft shown on Table 1C.

1. Block Fuel Commitment

Section 2.3.2 of the Performance Guarantees contains the block fuel commitments (BFC) for the Aircraft. The BFC for the Aircraft is based on the assumptions, conditions and operating rules described in the Performance Guarantees.

1.1 Compliance with the Block Fuel Commitment. Boeing will determine compliance with the BFC as described in Section 5 of the Performance Guarantees. Such determination will be based on Customer’s first Aircraft and engineering interpretations and calculations pursuant to Article 5.4 of the AGTA (BF Standard Method of Compliance). Boeing will provide a compliance report using the BF Standard Method of Compliance (BF Compliance Report) to Customer at the time of delivery of Customer’s first Aircraft. The BF Compliance Report will contain the demonstrated block fuel (DBF) for the Aircraft. Deviation from the BFC will be calculated using the following formula:

[*CTR]

Boeing will provide a BF Compliance Report, as required, for subsequently delivered Aircraft in the event such Aircraft fails to meet the applicable BFC.

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1.2 Block Fuel Remedies [*CTR]

1.2.1 [*CTR] from the delivery of the Aircraft, Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Block Fuel Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the BFD.

(i)	Block Fuel Improvement Parts may include, but are not limited to, the following: airplane drag improvement parts, engine fuel flow improvement parts.

(ii)	If Boeing elects to provide, or to cause to be provided, Block Fuel Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of a Block Fuel Improvement Parts program. Block Fuel Improvement Parts [*CTR]

(iii)	If Customer elects to install Block Fuel Improvement Parts in such Aircraft, then the parts will be installed within ninety (90) days after the delivery of such Block Fuel Improvement Parts to Customer if such installation can be accomplished during Aircraft line maintenance. Block Fuel Improvement Parts which cannot be installed during Aircraft line maintenance will be installed [*CTR]. All Block Fuel Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

(iv)	Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Block Fuel Improvement Parts [*CTR]. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Block Fuel Improvement Parts.

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1.2.2 If [*CTR] delivery of each Aircraft, Boeing or the engine manufacturer has not eliminated the applicable BFD by providing Block Fuel Improvement Parts in accordance with Paragraph 1.2.1 above and, if Block Fuel Improvement Parts have been provided, Customer has elected not to install such Block Fuel Improvement Parts in accordance with Paragraph 1.2.1 above, then Boeing will issue to Customer a Fuel Bum Credit Memorandum (FBCM). The amount of the FBCM will be calculated using the following formula:

[*CTR]

The BFD used to calculate the FBCM will be adjusted for the availability of fuel bum improvement resulting from the development of Block Fuel Improvement Parts as described in Paragraph 1.2.1 above. [*CTR] he amount of the FBCM issued for each Aircraft will not exceed the aggregate sum of [*CTR]).

1.3 Applicability of Block Fuel Remedies.

1.3.1 If an applicable BFD exists at the delivery of the Customer’s first Aircraft, then Boeing will provide the remedies described in Paragraph 1.2 above for the first Aircraft and for each subsequent Aircraft delivered to Customer until such time as Boeing improves the fuel burn performance for the model 737-10 aircraft to reduce or eliminate the BFD.

1.3.2 If Boeing improves the fuel burn performance to reduce or eliminate a BFD, then Boeing will calculate the amount of performance improvement based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on data furnished pursuant to Article 5.4 of the AGTA and data furnished pursuant to this Paragraph 1.3.2 in accordance with Boeing’s Standard Method of Compliance.

1.3.3 Following Boeing’s completion of the analysis described in Paragraph 1.3.2 above, Boeing will provide Customer with a new BF Compliance Report. Such new BF Compliance Report will be applicable to any undelivered Aircraft. If the new BF Compliance Report still shows a BFD, then the remedies contained in Paragraph 1.2 above will apply to the undelivered Aircraft until Boeing may further improve the fuel burn performance. If the new BF Compliance Report shows no remaining BFD then no further remedy will be due to Customer for any undelivered Aircraft.

2. Mission Payload Commitment.

Section 2.3.1 and Section 2.3.3 of the Performance Guarantees contains the mission payload commitment (MPC) for the Aircraft. The MPC is based on the assumptions, conditions, and operating rules described in the Performance Guarantees. The Adjusted Mission Payload Commitment (AMPC) is defined as the MPC adjusted for changes to the airplanes as discussed in Section 5 of the Performance Guarantees.

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Compliance with the Mission Payload Commitment. Boeing will determine compliance with the Mission Payload Commitment as described in Section 5 of the Performance Guarantees and based on Customer’s first Aircraft, and engineering interpretations and calculations pursuant to Article 5.4 of the AGTA (MP Standard Method of Compliance). Boeing will provide a compliance report using the MP Standard Method of Compliance (MP Compliance Report) to Customer at the time of delivery of Customer’s first Aircraft. The MP Compliance Report contains the demonstrated mission payload (DMP) for the MPC. Deviation from the MPC will be calculated using the following formula:

[*CTR] a MP Compliance Report, as required, for subsequently delivered Aircraft in the event such Aircraft fails to meet the applicable MPC.

2.1 Mission Payload Remedies. If the MPD for Customer’s first Aircraft is less than or equal to zero, then all Aircraft will be deemed to comply with the MPC and no remedy will be required. However, if the MP Compliance Report shows an MPD greater than or equal to zero, then Boeing will provide Customer with the following remedies:

2.1.1 Within one year from the delivery of the Aircraft, Boeing or the engine manufacturer may design airframe improvement parts and/or engine improvement parts (Mission Payload Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the MPD.

(i)	Mission Payload Improvement Parts may include, but are not limited to, the following: [*CTR]

(ii)	If Boeing elects to provide, or to cause to be provided by the engine manufacturer, Mission Payload Improvement Parts for such Aircraft, [*CTR]

(iii)	If Customer elects to install Mission Payload Improvement Parts on such Aircraft [*CTR] to Customer if such installation can be accomplished during Aircraft line maintenance. Mission Payload Improvement Parts which cannot be installed during Aircraft line maintenance will be installed [*CTR]. All Mission Payload Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

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(iv)	Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Mission Payload Improvement Parts at [*CTR] Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Mission Payload Improvement Parts.

2.1.2 If after one year from delivery of each Aircraft, Boeing or the engine manufacturer has not fully cured the MPD by providing Mission Payload Improvement Parts in accordance with Paragraph 2.1.1 above, then Boeing will issue to Customer a Mission Payload Credit Memorandum (MPCM). The amount of the MPCM will be calculated using the following formula:

[*CTR]

The MPD used to calculate the MPCM will be adjusted for the availability of mission payload improvement resulting from the development of Mission Payload Improvement Parts as described in Paragraph 2.1.1. Issuance of an MPCM for any Aircraft is subject to the limitation of Paragraph 2.2 below. Customer may request that the MPCM be issued as cash or goods and services. The amount of the MPCM issued for each Aircraft will not exceed [*CTR]

2.2 Applicability of Mission Payload Remedies.

2.2.1 If an MPD exists at the time of delivery of the first Aircraft, then Boeing will provide the remedies described in Paragraph 2.1 above for the first Aircraft and for each subsequent Aircraft delivered to Customer until such time as Boeing improves the mission payload performance to reduce or eliminate the MPD.

2.2.2 If Boeing improves the mission payload performance to reduce or eliminate an MPD, then Boeing will calculate the amount of performance improvement based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on data furnished pursuant to Article 5.4 of the AGTA and data furnished pursuant to this Paragraph 2.2.2 in accordance with Boeing’s Standard Method of Compliance.

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BOEING PROPRIETARY

2.3 Following Boeing’s completion of the analysis described in Paragraph 2.2.2 above, Boeing will provide Customer with a new MP Compliance Report. Such new MP Compliance Report will be applicable to any Aircraft yet to be delivered to Customer. If the new MP Compliance Report shows that an MPD still exists, then the remedies contained in Paragraph 2.1 above will apply to the undelivered Aircraft until such time as Boeing may further improve the mission payload performance. If the new MP Compliance Report shows no MPD, then no remedy will be due to Customer for undelivered Aircraft.

3. Rights and Obligations in the Event of a Compliance Deviation.

In the event of a compliance deviation for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable remedies set forth in Paragraph 1 and 2. Customer cannot refuse to accept delivery of such Aircraft because of such compliance deviation.

4. Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Payload Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5. Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6. Assignment.

Notwithstanding any other provIs1ons of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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7. Confidential Treatment

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1704710		SA-3
Performance Guarantee Remedies – Table 1C 737-10 Aircraft		Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1704711

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Escalation Program – Table 1B 737-8 and 1C 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 Aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1B and Table 1C of the Purchase Agreement as of the date of this Letter Agreement. Note: Letter Agreement No. 1301968R1 “Special Escalation Program” only applies to those aircraft on Table 1A which has superseded Table 1.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3. Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard [*CTR] escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. [*CTR]

4.1 [*CTR]

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4.1.1 [*CTR]

4.1.2 [*CTR]

4.1.3 If neither 4.1.1 nor 4.1.2 occurs, then [*CTR]

4.2 If Boeing or Customer exercise the option described in Article 4.1.3 above, [*CTR]

4.2.2 Within [*CTR]

4.2.3 [*CTR]

4.3 [*CTR]

5. [*CTR]

If the cumulative annual escalation rate as determined in accordance with Supplemental Exhibit AE1 to the Purchase Agreement is [*CTR]

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6. [*CTR]

7. [*CTR]

8. Applicability to Other Financial Consideration

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

9. Assignment

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

10. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1704711		SA-3
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BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

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ATTACHMENT B

Capped Period Escalation Factors - [*CTR]

Delivery Date	[*CTR] Escalation Factors	[*CTR] Escalation Factors	[*CTR] Escalation Factors	[*CTR] Escalation Factors
Aug-19	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-19	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-19	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-19	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-19	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-21	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]

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Delivery Date	[*CTR] Escalation Factors	[*CTR] Escalation Factors	[*CTR] Escalation Factors	[*CTR] Escalation Factors
Jul-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]

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XIA-PA-03807-LA-1704712

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Matters – Table 1B 737-8 and Table 1C 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Credit Memoranda. In consideration of Customer’s purchasing and taking delivery of the Aircraft identified in Table 1B and Table 1C of the Purchase Agreement, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1 Model 737-8 Aircraft Credit Memoranda. In consideration of Customer’s purchasing and taking delivery of the Aircraft, at the time of delivery of each such Table 1B Model 737- 8 Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda listed in paragraphs 1.1.1 through 1.1.8 below:

1.1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of [*CTR].

1.1.2 Loyal Customer Credit Memorandum. For Customer’s continued loyalty to Boeing, Boeing will issue to Customer a loyal customer credit memorandum (Loyal Customer Credit Memorandum) in an amount of [*CTR]

1.1.3 Additional MAX Credit Memorandum. For Customer’s purchase of an additional thirty (30) Model 737 MAX series aircraft, Boeing will issue to Customer an additional MAX credit memorandum (Additional MAX Credit Memorandum) in an amount of [*CTR]).

1. 1.4 Training and Services Credit Memorandum. For Customer’s purchase of an additional thirty (30) Model 737 MAX series aircraft, Boeing will issue to Customer a training and service credit memorandum (Training and Services Credit Memorandum) in an amount of [*CTR]

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1.1.5 Fleet Disposition Credit Memorandum. Boeing will issue to Customer a fleet disposition credit memorandum (Fleet Disposition Credit Memorandum) in an amount of [*CTR]

1.1.6 Special Credit Memorandum. Boeing will issue to Customer a special credit memorandum (Special Credit Memorandum) in an amount of [*CTR].

1.1.7 Executive Closing Credit Memorandum. Boeing will issue to Customer an executive closing credit memorandum (Executive Closing Credit Memorandum) in an amount of [*CTR]

1.1.8 737-8 Special Thrust Credit Memorandum. In consideration of Customer’s purchase of the Table 1B Aircraft and subject to Customer’s purchase of [*CTR] for applicable Table 1B Aircraft, Boeing will provide to Customer a 737-8 special thrust credit memorandum (737-8 Special Thrust Credit Memorandum) in an amount o [*CTR] ustomer must provide sufficient lead time for the thrust to be incorporated prior to delivery.

1.2 Model 737- 10 Aircraft Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Table 1C Model 737-10 Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda listed in paragraphs 1.2.1 through 1.2.8:

1.2.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of [*CTR].

1.2.2 Customer Loyalty Credit Memorandum. For Customer’s continued loyalty to Boeing, Boeing will issue to Customer a customer loyalty credit memorandum (Customer Loyalty Credit Memorandum) in an amount of [*CTR]

1. 2.3 Training and Services Credit Memorandum. For Customer’s purchase of an additional thirty (30) Model 737 MAX series aircraft, Boeing will issue to Customer a training and service credit memorandum (Training and Services Credit Memorandum) in an amount of [*CTR]

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1.2.4 China Launch Customer for 737-10 Credit Memorandum. For Customer being the launch customer in China of the Model 737-10 aircraft and making an announcement at the Paris Airshow in June 2017, for Customer’s intent to make this purchase, Boeing will issue to Customer a China launch customer for 737-10 credit memorandum (China Launch Customer for 737-10 Credit Memorandum) in an amount of [*CTR]

1.2.5 Fleet Disposition Credit Memorandum. Boeing will issue to Customer a fleet disposition credit memorandum (Fleet Disposition Credit Memorandum) in an amount of [*CTR]

1.2.6 Special Credit Memorandum. Boeing will issue to Customer a special credit memorandum (Special Credit Memorandum) in an amount of [*CTR]

1.2.7 Executive Closing Credit Memorandum. Boeing will issue to Customer an executive closing credit memorandum (Executive Closing Credit Memorandum) in an amount of [*CTR].

1.2.8 737-10 Thrust Credit Memorandum. Should Customer purchase increased thrust for the 737- 10 model aircraft, increasing the thrust from CFM 1B27 to CFM 1B28 Boeing will issue to Customer a 737-10 thrust credit memorandum (737-10 Thrust Credit Memorandum) in an amount of Nine Hundred and Nine Thousand U.S. Dollars ($909,000). This credit memorandum is only available for the purchase of the increased CFM 1B27 to the CFM 1B28 thrust.

2. Escalation of Credit Memoranda.

Unless otherwise noted, the credit memoranda amounts in paragraphs 1.1.1 through 1.1.8 and 1.2.1 through 1.2.8 are [*CTR] and will be escalated to the scheduled delivery month pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the respective Aircraft. Customer may apply the credit memoranda (i) against the Aircraft Price of the respective Aircraft at the time of delivery; or (ii) against the purchase of other Boeing goods and services; but not for advance payments.

3. Additional Business Considerations.

3.1 [*CTR]

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Special Matters – Table 1B 737-8 and 1C 737-10 Aircraft		Page 3
BOEING PROPRIETARY

3.2 Subject [*CTR]

3.3 [*CTR]

3.4 The credit memoranda amounts in paragraphs 3.1 and 3.2 are in [*CTR] Customer may apply the credit memoranda (i) against the Aircraft Price of the respective Aircraft at the time of delivery; or (ii) against the purchase of other Boeing goods and services; but not for advance payments.

3.5 The credit memorandum amounts in paragraphs 3.3 are in [*CTR] and will be escalated to the scheduled delivery month pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the respective Aircraft. Customer may apply the credit memoranda (i) against the Aircraft Price of the respective Aircraft at the time of delivery; or (ii) against the purchase of other Boeing goods and services; but not for advance payments.

4. [*CTR]

[*CTR]

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BOEING PROPRIETARY

5. Currency.

All monetary amounts shown in this Letter Agreement are in United States Dollars.

6. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

7. Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1704712		SA-3
Special Matters – Table 1B 737-8 and 1C 737-10 Aircraft		Page 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1704712		SA-3
Special Matters – Table 1B 737-8 and 1C 737-10 Aircraft		Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1704713

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Open Configuration Matters – Table 1C 737-10 Model Aircraft

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of the Table 1C 737-10 Model Aircraft is defined by Boeing Model 737-10 Detail Specification D019A008, Revision O, dated September 30, 2016. Due to the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Aircraft will be completed as described below.

1.2 Final Configuration. The Table 1C 737-10 Model Aircraft configuration will be completed using the Boeing then- current basic model aircraft configuration documentation applicable to the Table 1C 737-10 Model Aircraft. Boeing and Customer will incorporate certain other configuration changes into the Table 1C 737-10 Model Aircraft as such changes are offered by Boeing and accepted by Customer (Final Configuration) in accordance with the following schedule:

1.2.1 [*CTR] Boeing and Customer will meet to discuss potential optional features.

1.2.2 [*CTR] with a proposal for those optional features that can be incorporated into the Table 1C 737-10 Model Aircraft during production.

1.2.3 [*CTR] the optional features.

2. Effect on Purchase Agreement.

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BOEING PROPRIETARY

2.1 Following Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute the Amendment within [*CTR] addressing the items below:

2.1.1 Changes to the basic model aircraft which are applicable to the Table 1C 737-10 Model Aircraft and have been developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

2.1.2 Optional features accepted by Customer pursuant to Article 1.2 above (Customer Configuration Changes);

2.1.3 Update the Table 1C 737-10 Model Aircraft configuration definition contained in Exhibit A3 of the Purchase Agreement and referenced in Table 1C of the Purchase Agreement; and

2.1.4 Update the prices contained in Table 1C of the Purchase Agreement to adjust for the difference, [*CTR]

2.2 Revisions to the Performance Guarantees may be included in the Amendment when such Customer Configuration Changes have a significant effect on Table 1C 737- 10 Model Aircraft performance, otherwise such performance impact will be addressed at the time Boeing demonstrates compliance to the Performance Guarantees.

2.3 [*CTR]

3. Other Letter Agreements.

As the definition of the Table 1C 737-10 Model Aircraft progresses, there may be a need to execute additional letter agreements addressing one or more of the following subjects:

3.1 Software. Additional provisions relating to software.

3.2 Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the Table 1C 737-10 Model Aircraft.

3.3 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Table 1C 737-10 Model Aircraft.

LA-1704713		SA-3
Open Configuration Matters – Table 1C 737-10 Model Aircraft		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1704713		SA-3
Open Configuration Matters – Table 1C 737-10 Model Aircraft		Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

XIA-PA-03807-LA-1705506

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Model Substitution – Table 1B 737-8 Aircraft

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737- 7 Aircraft, Boeing Model 737-9 Aircraft, Boeing Model 737-10 Aircraft or Boeing Model 737-8200 Aircraft (Substitute Aircraft) in place of Table 1B Aircraft with the scheduled month of delivery [*CTR] subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i) [*CTR]

(ii) [*CTR]

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2.	Boeing’s Production Capability.

2.1 Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2 If Boeing, after making good faith effort to retain the same scheduled delivery month, is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within [*CTR]

2.3 All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

3. [*CTR]

[*CTR]

4. Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft [*CTR] of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

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BOEING PROPRIETARY

5. Price and Advance Payments.

5.1    [*CTR]

5.2    [*CTR]

5.3    [*CTR]

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1705506		SA-3
Aircraft Model Substitution – Table 1B 737-8 Aircraft		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705506		SA-3
Aircraft Model Substitution – Table 1B 737-8 Aircraft		Page 4
BOEING PROPRIETARY

XIA-PA-03807- LA-1705511

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Liquidated Damages – Non-Excusable Delay – Table 1B 737-8 and 1C 737-10 Aircraft

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement with regards to Table 1B 737-8 and Table 1C 737-10 Aircraft only. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Table 1B 737-8 or Table 1C 737-10 Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay [*CTR] (collectively the Non-Excusable Delay Payment Period). [*CTR]

2. Interest.

In addition to the Liquidated Damages in section 1, for each day of Non-Excusable Delay [*CTR] the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

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BOEING PROPRIETARY

The product of the daily interest rate, computed by dividing the interest rate in effect for each day [*CTR] times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the [*CTR]

3. [*CTR]

4. Return of Advance Payments.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, [*CTR]

5. Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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BOEING PROPRIETARY

7. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1705511		SA-3
Liquidated Damages Non-Excusable Delay – Table 1B 737-8 and 1C 737-10 Aircraft		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705511		SA-3
Liquidated Damages Non-Excusable Delay – Table 1B 737-8 and 1C 737-10 Aircraft		Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XIA-PA-03807-LA-1705512

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Promotional Support – Table 1C 737-10 Aircraft

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. Definitions.

1.1 Commitment Limit will have the meaning set forth in Article 2, below.

1.2 Covered Aircraft will mean those Aircraft identified on Table 1C 737-10 to the Purchase Agreement as of the date of signing of this Letter Agreement, this letter agreement will not apply to aircraft that are substituted to 737-8 aircraft.

1.3 [*CTR]

1.4 Promotional Support will mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 [*CTR]

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BOEING PROPRIETARY

2. Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to [*CTR]

3. Methods of Performance.

3.1 Subject to the Commitment Limit, [*CTR]

3. 2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. [*CTR]

3.3 In the event Customer does not [*CTR] Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4. Project Approval.

Following the execution of this Letter Agreement,

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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Promotional Support – Table 1C 737-10 Aircraft		Page 2
BOEING PROPRIETARY

6. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1705512		SA-3
Promotional Support – Table 1C 737-10 Aircraft		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705512		SA-3
Promotional Support –Table 1C 737-10 Aircraft		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1705513

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Model Substitution – Table 1C 737-10 Aircraft

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737- 7 Aircraft, Boeing Model 737-8 Aircraft, Boeing Model 737- 9 Aircraft or Boeing Model 737-8200 Aircraft (Substitute Aircraft) in place of Table 1C 737-10 Aircraft which has been slid subject to the slide rights as defined in LA-1704712, Article 4, and subject to the following terms and conditions:

1. Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	[*CTR]

(ii)	[*CTR]

LA-1705513		SA-3
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BOEING PROPRIETARY

2. Boeing’s Production Capability.

2.1 Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2 If Boeing, after making good faith effort to retain the same scheduled delivery month, is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3 All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

3. [*CTR]

[*CTR]

4. Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft [*CTR] Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

5. Price and Advance Payments.

5.1 [*CTR]

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BOEING PROPRIETARY

5.2 [*CTR]

5.3 [*CTR]

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1705513		SA-3
Aircraft Model Substitution – Table 1C 737-10 Aircraft		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705513		SA-3
Aircraft Model Substitution – Table 1C 737-10 Aircraft		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1705514

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Delivery Flight Fuel Mileage Verification – 737-10 Model Aircraft

Reference:	a) Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-10 aircraft (Aircraft)

b) Attachment to Aero-B-BBA6-M13-0551, “The determination of cruise fuel mileage by flight testing Boeing commercial production airplanes”, dated TBD.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

In this offer, the term “Aircraft” means the first Boeing model 737-10 aircraft delivered to Customer under the Purchase Agreement.

1. Delivery Flight Performance Evaluation Program.

In order for Boeing to support Customer’s request for delivery flight cruise fuel mileage data on the Aircraft, Customer has agreed to allow Boeing employee(s) on its delivery flight of the Aircraft for the purpose of gathering cruise fuel mileage data (Delivery Flight Performance Evaluation Program). Customer will assign a performance engineer to work with the Boeing employee(s) during the delivery flight of the aircraft.

1.1 Statement of Work.

1.1.1 Boeing will provide the services of [*CTR] (Boeing Employees) to accompany the delivery flight of the Aircraft for the purpose of acquiring cruise fuel mileage data (Evaluation Data).

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1.1.2 Boeing will record and analyze Evaluation Data in accordance with the normal engineering practices as detailed in Reference b) and as may be revised by Boeing from time to time.

1.1.2.1 Boeing will use the procedures defined in Reference

b) to collect data and will use reasonable efforts to collect such data during times when atmospheric and airplane stability best meets the criteria set forth in such document.

1.1.2.2 Relevant data will be recorded from airplane systems with appropriate calibration corrections applied to such data. The applicable instruments shall be calibrated in Boeing laboratories or equivalent prior to the test.

1.1.3 The Boeing Employees, working with Customer flight crew [*CTR]

1.1.4 Upon Customer’s request the Boeing Employees will meet with Customer [*CTR]

1.1.5 As soon as [*CTR] Boeing will provide to Customer a final written report for the Aircraft delivery flight, containing a detailed analysis of Evaluation Data.

1.2 Customer Responsibilities. Customer will ensure that the Boeing Employees have the needed access to the flight deck prior to and during the delivery flight and that the customer’s operating crew are briefed on the nature and scope of the Boeing Employees’ responsibilities and methods. The customer is also responsible for acquiring regulatory authority approval for delivery flight use of the laptop computer-based RETINA data acquisition system. Up to two (2) of Customer’s personnel (including at least one performance engineer) may be aboard such flight as witnesses.

1.3 Evaluation Period. The Boeing Employee(s) will obtain Delivery Data on the delivery flight of the Aircraft as specified herein.

2. Price.

The activities described herein are provided by each of the parties at no charge to the other party.

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BOEING PROPRIETARY

3. Entire Agreement.

This Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

4. Confidential Treatment.

Customer understands and agrees that this Letter Agreement is considered by Boeing to be confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will use the same degree of care to prevent unauthorized disclosure to and use of the information contained herein by any third party as Customer would use to prevent disclosure and use of its own data, documents and information of the same or similar nature and which it considers proprietary or confidential.

LA-1705514		SA-3
Delivery Flight Fuel Verification – 737-10 Model Aircraft		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

Xiamen Airlines

By

Its

LA-1705514		SA-3
Delivery Flight Fuel Verification – 737-10 Model Aircraft		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1705515

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Government Approval Matters – Table 1B and 1C Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the People’s Republic of China (Government Approval). Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2. Flexibility.

Boeing and Customer shall work together to ensure the delivery schedule and advance payments as specified in Tables 1B and 1C and paragraph 1 in Letter Agreement XIA-PA-03807-LA-1705516 are met. If Boeing has not received written notification from Customer that Government Approval has been obtained [*CTR]

LA-1705515		SA-3
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BOEING PROPRIETARY

2.1. [*CTR]

2.1.1. [*CTR]

2.1.2. [*CTR]

2.1.3. [*CTR]

2.1.4. [*CTR]

2.2. [*CTR]

3. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

LA-1705515		SA-3
Government Approval Matters – Table 1B and 1C Aircraft		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705515		SA-3
Government Approval Matters – Table 1B and 1C Aircraft		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1705516

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Payment Matters – Table 1B 737-8 and 1C 737-10 Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Advance Payment Schedule.

Notwithstanding the Aircraft advance payment schedule provided in Table 1B and Table 1C of the Purchase Agreement, Boeing agrees Customer may, as an alternative to the payments schedule in Table 1B and Table 1C of the Purchase Agreement, make advance payments according to the schedule immediately below (Alternate Advance Payment Schedule) Customer will notify Boeing

[*CTR] to Definitive Agreement payment that Customer elects to pay the Alternate Advance Payment Schedule for all Aircraft under the Purchase Agreement. In the absence of such notice to elect the Alternative Advance Payment Schedule, Customer will make advance payments according to Table 1B and Table 1C of the Purchase Agreement for those Aircraft under the Purchase Agreement. Attachments A and B reflect the Alternate Advance Payment Schedule for Table 1B and 1C Aircraft respectively.

Month Prior to Delivery	Amount Due
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

2. Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

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It is understood that Customer’s ability to make the initial [*CTR] payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that such advance payments due on the effective date of the Purchase Agreement may be deferred without interest [*CTR] after the effective date of the Purchase Agreement, by which time Customer will pay all such advance payments as being due on or before that date.

3. Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1B and Table 1C of the Purchase Agreement. Boeing will strive to provide Customer with an invoice for advance payment due to Boeing [*CTR] to the date the payment is due. This is done as an accommodation for Customer and in no way relieves Customer from providing advance payments to Boeing on time per the Purchase Agreement.

4. Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment approximately [*CTR] prior to Aircraft delivery.

5. Rescheduling of Aircraft.

Letter Agreement XIA-PA-03807-LA-1705515 Government Approval Matters specifies the date by which government approval is to be obtained. After Customer obtains government approval and if Customer does not make all advance payments as specified in the Purchase Agreement, [*CTR]

6. [*CTR]

[*CTR] advance notice is given.

7. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1705516		SA-3
Payment Matters – Table 1B 737-8 and 1C 737-10 Aircraft		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705516		SA-3
Payment Matters – Table 1B 737-8 and 1C 737-10 Aircraft		Page 3
BOEING PROPRIETARY

Attachment A To LA-1705516

Aircraft Delivery, Description, Price and Advance Payments - 20% Alternate Schedule

Airframe Model/MTOW:	737-8	[*CTR]	Detail Specification:	D019A008-N (6/10/2016)
Engine Model/Thrust:	CFMLEAP-1B27	[*CTR]	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]	Base Year Index (ICI):		[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR]
Seller Purchased Equipment (SPE)/In-Flight En		[*CTR]
Deposit per Aircraft:		[*CTR]

		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Adv Payment Base	At Signing	30 Mos.	27/24/21/18/ Mos.	12 Mos.	Total
Date	Aircraft	Price Per A/P	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2020	3	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total	20	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]

XIA-PA-03807 107411-1F.txt		SA-3

Boeing Proprietary

Attachment B To LA-1705516

Aircraft Delivery, Description, Price and Advance Payments - 20% Alternate Schedule

Airframe Model/MTOW:	737-10	[*CTR]	Detail Specification:	D019A008-O (9/30/2016)
Engine Model/Thrust:	CFMLEAP-1B27	[*CTR]	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]	Base Year Index (ICI):		[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR]
//Seller Purchased Equipment (SPE)/In-Flight En		[*CTR]
Deposit per Aircraft:		[*CTR]

		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Adv Payment Base	At Signing	30 Mos.	27/24/21/18/15/12 Mos.	12 Mos.	Total
Date	Aircraft	Price Per A/P	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2021	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total	10	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]

XIA-PA-03807 105224-1F.txt		SA-3

Boeing Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1705517

Xiamen Airlines

22 Dailiao Road

Xaimen, Fujian Province, 361006

People’s Republic of China

Subject:	Purchase Right Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1A, 1B and 1C to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase [*CTR]

2. Delivery.

The Purchase Right Aircraft [*CTR]

3. Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 737-8 aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1

XIA-PA-03807-LA-1705517		SA-3
Purchase Right Aircraft		Page 1
BOEING PROPRIETARY

4. Price.

4.1 [*CTR]

4.2 [*CTR]

4.3 [*CTR]

4.4 [*CTR]

5. Payment.

At Definitive Agreement, advance payments will be payable as set forth Table 1. The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid at the time of delivery. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6. Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice to Boeing on or before the first day of the month twenty-four (24) months prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period (Notice of Exercise). Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, of Boeing’s then standard proposal deposit for model 737-8 aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

JPMorgan Chase Bank

SWIFT No. CHASUS33

ABA No. 021000021

Bank Account No. 9101012764

XIA-PA-03807-LA-1705517		SA-3
Purchase Right Aircraft		Page 2
BOEING PROPRIETARY

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2 If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Period, Boeing shall provide written notification to Customer and the Delivery Period shall be adjusted accordingly. If the [*CTR] Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

7. Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) [*CTR] (Purchase Right Exercise). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8. General Expiration of Rights.

8.1 [*CTR]

9. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03807-LA-1705517		SA-3
Purchase Right Aircraft		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

Xiamen Airlines

By

Its

XIA-PA-03807-LA-1705517		SA-3
Purchase Right Aircraft		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1705518

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Miscellaneous Matters – Table 1B and Table 1C Aircraft

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Delivery Scheduling.

Customer has requested that Aircraft deliveries not take place during specific holiday periods. Provided Customer supplies to Boeing a listing of those requested holidays in a timely manner, Boeing will use reasonable efforts to avoid delivering aircraft during such periods.

2. 737-10 Performance.

Customer has requested Boeing to provide information on 737-10 model aircraft performance as it becomes available in service. Customer understands that Boeing cannot provide specific airline customer performance, [*CTR]

3. Delivery Payment Refund.

Refund overpayments are courtesy, and as such, follow Boeing internal process. If customer has made the business decision to provide more funds than required at delivery as part of its financing of the aircraft, Boeing will use [*CTR]

4. [*CTR]

[*CTR]

LA-1705518		SA-3
Miscellaneous Matters – Table 1B and 1C Aircraft		Page 1
BOEING PROPRIETARY

5. Spare Parts Initial Provisioning.

At the time of signing of Supplemental Agreement No. 3, Boeing has not identified any part numbers unique to the 737-10 model aircraft. If any unique parts are identified that would be added to the Recommended Spare Parts List, those parts would be covered by the same terms as found in LA 1301959.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1705518		SA-3
Miscellaneous Matters – Table 1B and 1C Aircraft		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1705518		SA-3
Miscellaneous Matters – Table 1B and 1C Aircraft		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

XIA-PA-03807-LA-1707602

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Promotional Support – Table 1B Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. Definitions.

1.1 Commitment Limit will have the meaning set forth in Article 2, below.

1.2 Covered Aircraft will mean those Aircraft identified on Table 1B to the Purchase Agreement as of the date of signing of this Letter Agreement. [*CTR]

1.3 [*CTR]

1.4 Promotional Support will mean [*CTR] promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 [*CTR]

LA-1707602		SA-3
Promotional Support – Table 1B Aircraft		Page 1
BOEING PROPRIETARY

2. Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value [*CTR]

3. Methods of Performance.

3.1 Subject to the Commitment Limit, [*CTR]

3. 2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. [*CTR]

3.3 In the event Customer does not [*CTR] Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4. Project Approval.

Following the execution of this Letter Agreement, [*CTR]

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

LA-1707602		SA-3
Promotional Support – Table 1B Aircraft		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

LA-1707602		SA-3
Promotional Support – Table 1B Aircraft		Page 3
BOEING PROPRIETARY